EXECUTION COPY

                               SECOND AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of September 30, 1996, is entered into by and among:

                  (1)  BELL   MICROPRODUCTS   INC.,  a  California   corporation
         ("Borrower");

                  (2) Each of the financial institutions listed in Schedule I to the Credit Agreement referred to in Recital A below (collectively, the "Banks"); and

                  (3)  SUMITOMO  BANK  OF  CALIFORNIA,   a  California   banking
         corporation, as agent for the Banks (in such capacity, "Agent").

                                   RECITALS

         A. Borrower, the Banks and Agent are parties to a Second Amended and Restated Credit Agreement dated as of May 23, 1995, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of June 25, 1996 (the "Credit Agreement").

         B. Borrower has requested the Banks and Agent to amend the Credit Agreement in certain respects.

         C. The Banks and Agent are willing so to amend the Credit Agreement upon the terms and subject to the conditions set forth below.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Banks and Agent hereby agree as follows:

         1. Definitions, Interpretation. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Credit Agreement, as amended by this Amendment. The rules of construction set forth in Section I of the Credit Aqreement shall, to the extent not inconsistent with



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the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.

         2. Amendments to Credit Agreement. Subject to the conditions set forth in paragraph 4 below, the Credit Agreement is hereby amended as follows:

                  (a) Clause (i) of Subparagraph 5.02 (m) is amended to read in its entirety as follows:

                           (i) Its Quick Ratio  to be less than 0.50  to 1.00 at
                  any time;

                  (b) Clause (iv) of Subparagraph 5.02.(m) is amended to read in its entirety as follows:

                           (iv) Its Leverage  Ratio to  be  greater than 2.50 to
                  1.00 at any time;

         3. Representations and Warranties. Borrower hereby represents and warrants to Agent and the Banks that, on the date of this Amendment and after giving effect to the amendments set forth in paragraph 2 above on the Amendment Effective Date (as defined below), the following are and shall be true and correct on each such date:

                  (a) The  representations and warranties set forth in Paragraph
         4.01 of the Credit Agreement are true and correct in all material respects;

                  (b) No Event of Default or Default has occurred and is continuing; and

                  (c) Each of the Credit Documents is in full force and effect.

         4. Amendment Effective Date. The amendments effected by paragraph 2 above shall become effective on September 30, 1996 (the "Amendment Effective Date"), subject to receipt by the Banks and Agent on or prior to the Amendment Effective Date of the following, each in form and substance satisfactory to the Banks, Agent and their respective counsel:

                  (a) This Amendment duly executed by Borrower, each Bank and Agent;

                  (b) A Certificate of the Secretary of Borrower, dated the Amendment Effective Date, certifying that (i) the Certificate of Incorporation and Bylaws of Borrower, in the form delivered to Agent on the Effective Date, are in full force and effect and have not been amended, supplemented, revoked or repealed since such date and (ii) that attached thereto are true and correct copies of resolutions duly

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         adopted by the Board of Directors of Borrower and continuing in effect, which authorize the execution, delivery and performance by Borrower of this Amendment and the consummation of the transactions contemplated hereby; and

                  (c) Such other  evidence  as Agent or any Bank may  reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Amendment and the other Credit Documents.

         5. Effect of this Amendment. On and after the Amendment Effective Date, each reference in the Credit Agreement and the other Credit Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as specifically amended above, (a) the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Banks or Agent, nor constitute a waiver of any provision of the Credit Agreement or any other Credit Document.

         6.       Miscellaneous.

                  (a) Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

                  (b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

                  (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

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         IN WITNESS WHEREOF,  Borrower, the Agent and the Banks have caused this
Amendment to be executed as of the day and year first above written.

BORROWER:                        BELL MICROPRODUCTS INC.

                                 By:      /s/ W. DONALD BELL
                                     -------------------------------------------
                                     Name:  W. Donald Bell
                                     Title: President, CEO and Chairman of the
                                            Board


AGENT:                     .     SUMITOMO BANK OF CALIFORNIA,
                                 As Agent


                                 By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                 By:
                                     -------------------------------------------
                                     Name:
                                     Title:


BANKS:                           SUMITOMO BANK OF CALIFORNIA,
                                 As a Bank


                                 By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                 By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                       4

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         IN WITNESS WHEREOF,  Borrower, the Agent and the Banks have caused this
Amendment to be executed as of the day and year first above written.

BORROWER:                        BELL MICROPRODUCTS INC.

                                 By:  /s/ REMO CANESSA
                                     -------------------------------------------
                                     Name:  Remo Caness
                                     Title: Vice President of Finance


AGENT:                     .     SUMITOMO BANK OF CALIFORNIA,
                                 As Agent


                                 By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                 By:
                                     -------------------------------------------
                                     Name:
                                     Title:


BANKS:                           SUMITOMO BANK OF CALIFORNIA,
                                 As a Bank


                                 By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                 By:
                                     -------------------------------------------
                                     Name:
                                     Title:

         IN WITNESS WHEREOF, Borrower, the Agent and the Banks have caused this Amendment to be executed as of the day and year first above written.

BORROWER:                        BELL MICROPRODUCTS INC.

                                 By:
                                     -------------------------------------------
                                     Name:
                                     Title:


AGENT:                     .     SUMITOMO BANK OF CALIFORNIA,
                                 As Agent


                                 By:   /s/  S.C. BELLICINI
                                     -------------------------------------------
                                     Name:  S.C. Bellicini
                                     Title: Vice President


                                 By:   /s/  F. CLARK WARDEN
                                     -------------------------------------------
                                     Name:  F. Clark Warden
                                     Title: Sr. Vice President


BANKS:                           SUMITOMO BANK OF .CALIFORNIA,
                                 As a Bank


                                 By:   /s/  S.C. BELLICINI
                                     -------------------------------------------
                                     Name:  S.C. Bellicini
                                     Title: Vice President


                                 By:  /s/   F. CLARK WARDEN
                                     -------------------------------------------
                                     Name:  F. Clark Warden
                                     Title: Sr. Vice President

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                         UNION BANK OF CALIFORNIA, N.A.,
                         As a Bank


                         By:   /s/  FRANK B. GWYNN
                             ---------------------------------------------------
                             Name:  Frank B. Gwynn
                             Title: Regional Manager


                         By:   /s/  KELLY D. TAKAHASHI
                             ---------------------------------------------------
                             Name:  Kelly D. Takahashi
                             Title: Vice President


                         THE FIRST NATIONAL BANK OF BOSTON,


                         By:
                             ---------------------------------------------------
                             Name:
                             Title:

                         COMERICA BANK CALIFORNIA,
                         As a Bank


                         By:
                             ---------------------------------------------------
                             Name:
                             Title:

                         THE SUMITOMO BANK, LIMITED,
                         As a Bank


                         By:
                             ---------------------------------------------------
                             Name:
                             Title:


                         By:
                             ---------------------------------------------------
                             Name:
                             Title:

                         UNION BANK OF CALIFORNIA, N.A.,
                         As a Bank


                         By:
                             ---------------------------------------------------
                             Name:
                             Title:


                         By:
                             ---------------------------------------------------
                             Name:
                             Title:


                         THE FIRST NATIONAL BANK OF BOSTON,


                         By:   /s/  LEE A MERKLE
                             ---------------------------------------------------
                             Name:  Lee A. Merkle
                             Title: Vice President

                         COMERICA BANK CALIFORNIA,
                         As a Bank


                         By:
                             ---------------------------------------------------
                             Name:
                             Title:

                         THE SUMITOMO BANK, LIMITED,
                         As a Bank


                         By:
                             ---------------------------------------------------
                             Name:
                             Title:


                         By:
                             ---------------------------------------------------
                             Name:
                             Title:

                         UNION BANK OF CALIFORNIA, N.A.,
                         As a Bank


                         By:
                             ---------------------------------------------------
                             Name:
                             Title:


                         By:
                             ---------------------------------------------------
                             Name:
                             Title:


                         THE FIRST NATIONAL BANK OF BOSTON,


                         By:
                             ---------------------------------------------------
                             Name:
                             Title:

                         COMERICA BANK CALIFORNIA,
                         As a Bank


                         By:   /s/  SCOTT T. SMITH
                             ---------------------------------------------------
                             Name:  Scott T. Smith
                             Title: Assistant Vice President

                         THE SUMITOMO BANK, LIMITED,
                         As a Bank


                         By:
                             ---------------------------------------------------
                             Name:
                             Title:


                         By:
                             ---------------------------------------------------
                             Name:
                             Title:

                         UNION BANK OF CALIFORNIA, N.A.,
                         As a Bank


                         By:
                             ---------------------------------------------------
                             Name:
                             Title:


                         By:
                             ---------------------------------------------------
                             Name:
                             Title:


                         THE FIRST NATIONAL BANK OF BOSTON,


                         By:
                             ---------------------------------------------------
                             Name:
                             Title:

                         COMERICA BANK CALIFORNIA,
                         As a Bank


                         By:
                             ---------------------------------------------------
                             Name:
                             Title:

                         THE SUMITOMO BANK, LIMITED,
                         As a Bank


                         By:   /s/  J. WILLIAM BLOORE
                             ---------------------------------------------------
                             Name:  J. William Bloore
                             Title: Assistant Vice President


                         By:   /s/  CAROLE A. DALEY
                             ---------------------------------------------------
                             Name:  Carole A. Daley
                             Title: Vice President


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